EXHIBIT 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

(and Various Loan Documents)

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (and Various Loan Documents) (this “Amendment”) is made as of May 5, 2023 (the “Effective Date”) among INTERNATIONAL BANK OF COMMERCE, an Oklahoma state banking corporation, successor in interest to International Bank of Commerce, a Texas state banking association (“Lender”), GREYSTONE LOGISTICS, INC., an Oklahoma corporation, GREYSTONE MANUFACTURING, L.L.C., an Oklahoma limited liability company (together, the “Borrowers”), and the undersigned Guarantors, and ratifies and amends (a) the Amended and Restated Loan Agreement dated as of July 29, 2022, among Borrowers and Lender (the “Loan Agreement”), and (b) the other Loan Documents, as and to the extent described below.

Borrowers, Guarantors and Lender agree as follows:

1.Definitions.Capitalized terms used but not defined in this Amendment have the meanings given to them in the Loan Agreement.

2. Amendments. The parties agree to the following amendments to the Loan Documents:

(a) Term Loan B.

(i) At Borrower’s request, and subject to the provisions of this Amendment, Lender has agreed to increase the amount of Term Loan B to $7,354,420.99, of which $7,000,000.00 has been advanced, $6,354,420.99 is outstanding as of the Effective Date, and $1,000,000.00 in availability remains as of the Effective Date. Borrowers shall execute and deliver to Lender a replacement to Term Note B dated as of the Effective Date, in a form acceptable to Lender, in the amount of $7,354,420.99 (“Replacement Term Note B”), subject to all the terms and provisions of this Agreement. All references to Term Note B in the Loan Agreement and other Loan Documents shall hereafter mean and refer to Replacement Term Note B, as amended, modified, replaced, restated, extended or renewed from time to time.

(ii) The obligations under Replacement Term Note B shall have no demand feature, and Lender may only exercise its remedies thereunder if an Event of Default occurs and is continuing. As modified hereby, Replacement Term Note B amends, restates, replaces (but is not a novation of), and is given in substitution and exchange for, and evidences obligations that were previously incurred under, Term Note B, but Replacement Term Note B does not extinguish the indebtedness evidenced by, or Borrower’s indebtedness under, Term Note B.

(iii) In Section 2.02(b) and Section 6.04(b) of the Loan Agreement, the references to $7,000,000.00 are hereby replaced with $7,354,420.99.

(b) Definitions in Loan Agreement.

(i) The following new definitions are added to Section 1.2 of the Loan Agreement in appropriate alphabetical order:

“First Amendment” means the First Amendment to Amended and Restated Loan Agreement among Borrowers, Guarantors and Lender dated as of the First Amendment Date.

“First Amendment Date” means May 5, 2023.

“Greystone Leased Real Property” means the property described in the Greystone Real Property Leases.

“Greystone Real Property Leases” means the Real Property Leases described in subparts (a) and (b) of the definition of Real Property Leases.

“Jasper Lease” means the Real Property Lease described in subpart (c) of the definition of Real Property Leases.

“Paradigm” means Paradigm Plastic Pallets, Inc., an Indiana corporation.

“Paradigm APA” means the Asset Purchase Agreement dated April 12, 2023, between Greystone Manufacturing and Paradigm.

“Paradigm Assets” means the “Purchased Assets” described in the Paradigm APA.

(ii) The following existing definitions in Section 1.1 of the Loan Agreement are amended and restated in their entirety as follows:

“Real Property Leases” means the following: (a) that certain Amended and Restated Lease dated March 1, 2011, between Greystone Real Estate and Greystone Manufacturing, related to 2600 Shoreline Dive, Bettendorf, IA, as it has been or may be amended; (b) that certain Amended and Restated Lease dated January 18, 2011, between Greystone Real Estate and Greystone Manufacturing, related to 2601 Shoreline Drive, Bettendorf, IA, as it has been or may be amended; and (c) that certain Commercial Lease Agreement dated April 15, 2023, between Greystone Manufacturing and Jasper Rubber Products Inc., an Indiana corporation, also known as Jasper Rubber Products, relating to property in Jasper, Indiana where the Paradigm Equipment is and will be located when it is purchased under the Paradigm APA, as it may be amended with Lender’s consent (the “Jasper Lease”).

“Term Note B” means the Promissory Note dated as of the First Amendment Date executed by the Borrowers in favor of the Lender in the amount of Term Loan B as modified in conjunction with the First Amendment, as amended, modified, replaced, restated, extended or renewed from time to time.

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(c) Real Property Leases.

(i) In Section 6.01(g) of the Loan Agreement, the reference to “Leased Real Property” is hereby modified to mean the Greystone Leased Real Property.

(ii) In Section 8.07 of the Loan Agreement, the reference to “Leased Real Estate” is hereby modified to mean the Greystone Leased Real Property.

(iii) In Section 8.24 of the Loan Agreement, the references therein to “Real Property Leases” are hereby modified to mean the Greystone Real Property Leases.

(d) Replacement Security Agreement; Amendments to Security Agreements.

(i) Borrowers shall execute and deliver to Lender a replacement Security Agreement (the “Replacement Security Agreement”) in regard to the particular Security Agreement originally executed in conjunction with, and dated the same date as, the Loan Agreement that uses the Reference Number of Term Loan B in the heading on the first page (the “Original Security Agreement”). As modified by this Amendment, the Replacement Security Agreement amends and restates the Original Security Agreement in its entirety. Without limitation of the foregoing, the terms, provisions, representations, warranties, covenants, agreements and conditions contained in the Original Security Agreement shall hereafter be governed in all respects by the Replacement Security Agreement, as amended by this Amendment, and any amendments, restatements, supplements or other modifications thereto. All references to the “Security Agreements” in the Loan Agreement and other Loan Documents shall hereafter mean and refer to the Replacement Security Agreement and the other Security Agreements that were not amended or replaced in conjunction with this First Amendment, as they may be amended from time to time.

(ii) In Sections II.1.a. and II.2. of all the Security Agreements except the Replacement Security Agreement, all inventory of the Debtor named therein is and shall be included along with the other Collateral described therein.

(iii) In Section II.1.g. of all the Security Agreements, the following addresses are inserted in each such Security Agreement: 1613 East 15th Street, Tulsa, OK; 2600; 2601 Shoreline Dr., Bettendorf, IA; 3900 Elm Street, Bettendorf, IA; and 1055 1st Ave W, Jasper, IN.

(iv) The “Indebtedness” described in each Security Agreement shall include all the Obligations.

3. Effect of this Amendment. Except as expressly provided above, this Amendment is not a waiver of, amendment to, consent to or modification of (a) any term or provision of any of the Loan Documents, or (b) any event, condition, or transaction on the part of any Person.

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4. Ratification of Loan Documents. The Loan Documents remain in full force and effect as amended by this Amendment. Each Borrower and each Guarantor (a) ratifies and confirms in all respects each Loan Document to which it is a party; (b) agrees that each Loan Document remains in full force and effect; and (c) confirms, ratifies and agrees that, as applicable, the terms “Obligations”, “Guaranteed Obligations”, “Secured Obligations”, “Indebtedness” and any other similar term as used in any of the Loan Documents (including the Loan Agreement, the Security Agreements, the Mortgage, and any Guaranty Agreement), each include all indebtedness and obligations of Borrower to Lender under the Loan Documents, including the Loan increased and extended by this Amendment.

5. Conditions. The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent, each of which exist for Lender’s sole benefit and may be waived by Lender only (in its sole discretion):

(a) Documents. Lender’s receipt of the following, each properly executed, each dated the Effective Date (or, in the case of certificates of governmental officials, a recent date before the date of the Amendment) and each in form and substance satisfactory to Lender and its legal counsel:

(i) this Amendment;

(ii) Replacement Term Note B;

(iii) Guaranty Agreements by each Guarantor in favor of Lender, and an Addendum to such Guaranty Agreements executed by each Guarantor;

(iv) Replacement Security Agreement;

(v) Landlord Lien Waiver and Collateral Access Agreement as to the Jasper Lease;

(vi) a certificate from an authorized representative of Borrower, certifying to (A) attached copies of the fully-executed Paradigm APA, the “Payoff Letter” described in the Paradigm APA, the “Bill of Sale” described in the Paradigm APA, and the fully-executed Jasper Lease; and (B) the transmission of funds as contemplated by such Payoff Letter;

(vii) one or more certificates of resolutions or other action, incumbency certificates and/or other certificates as Lender requires with accompanying governing documents for the Borrowers and actions and resolutions of the Borrowers in connection with this Amendment; and

(viii) all other documents and instruments reasonably requested by Lender.

(b) UCC Search. A UCC search certificate by a company acceptable to Lender reflecting that (i) no liens or security interests have been filed as to either Borrower that are not allowed by the Loan Agreement and the other Loan Documents and (ii) the Paradigm Assets are subject to no liens or security interests other than those that will be resolved by payment of the amounts specified in the “Payoff Letter” described in the Paradigm APA.

(c) Fees and Expenses.

(i) Borrowers shall pay Lender a loan fee in the amount of $5,000.

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(ii) If required by Lender, Borrowers shall pay all fees and out-of-pocket expenses required under Section 7 of this Amendment. If Lender elects, in its sole discretion, to waive collection of any fees and expenses as a condition to the effectiveness of this Amendment, Borrowers will remain obligated to pay those fees and expenses, which are due and payable on the Effective Date.

6. Representations and Warranties. Each Borrower and each Guarantor represents and warrants to the Lender that as of the date of this Amendment:

(a) its representations and warranties in the Loan Documents to which it is a party are true and correct in all material respects as though made on Effective Date, except to the extent that any of them speak to a different specific date, in which case they are true and correct in all material respects as of the earlier date;

(b) as of the Effective Date, (A) no Default or Event of Default exists, and (B) no Default or Event of Default exists under, and as defined in, the Greystone Real Estate Loan Agreement;

(c) its execution, delivery and performance of this Amendment and all other Loan Documents executed by it in connection with this Amendment have been duly authorized by all necessary corporate or limited liability company action, as applicable, and do not and will not contravene the terms of any of its organizational documents, any law or any indenture, loan or credit agreement, or any other material agreement or instrument to which it is a party or by which it is bound or to which it or its properties are subject;

(d) no authorizations, approvals or consents of, and no filings or registrations with, any governmental authority or any other Person are necessary for the execution, delivery or performance by such Borrower or Guarantor of this Amendment or the other Loan Documents executed by it in connection with this Amendment, or for the validity or enforceability thereof; and

(e) this Amendment and each other Loan Document to which it is a party constitutes such Borrower’s or Guarantor’s legal, valid and binding obligations, enforceable against it in accordance with its terms, in all cases except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and by judicial discretion regarding the enforcement of or any applicable laws affecting remedies (whether considered in a court of law or a proceeding in equity).

7. Fees and Expenses. In accordance with Article III of the Loan Agreement (and without in any way limiting its provisions), Borrowers shall pay all reasonable out-of-pocket expenses incurred by the Lender, including the reasonable fees, charges and disbursements of Lender’s counsel (determined on the basis of such counsel’s generally applicable rates) in connection with (a) this Amendment, the preparation of this Amendment and any other Loan Documents, and any filings or other documents or instruments required in connection with the preparation of this Amendment or the other Loan Documents, and (b) the enforcement, collection or protection of its rights in connection with the Loan Documents, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect the Loan Documents and this Agreement. Expenses being reimbursed by Borrowers under this Section include, without limitation, costs and expenses incurred in connection with appraisals, field examinations, insurance reviews, flood determinations, lien and title searches and title insurance, and recording and filing fees or taxes.

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8. Events of Default Unaffected. Nothing in this Amendment is a waiver of any Default or Event of Default, or of any right or remedy available to the Lender by reason of the occurrence or existence of any Default or Event of Default.

9. Releases. Each Borrower and each Guarantor, for itself and on behalf of all its predecessors, successors, assigns, agents, employees, representatives, officers, directors, managers, members, shareholders, beneficiaries, trustees, administrators, subsidiaries, Affiliates, employees, servants and attorneys (collectively the “Releasing Parties”), releases and forever discharges Lender and its successors, assigns, partners, directors, officers, agents, attorneys, and employees from any and all claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, now held, owned or possessed by any or all of the Releasing Parties or that any or all of the Releasing Parties hold or claim to hold in the future as a result of any actions or inactions occurring on or before the Effective Date, under common law or statutory right, arising directly or indirectly out of out of the Loans, any of the Loan Documents, or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. Each Borrower and each Guarantor understands and agrees that this is a full, final and complete release and agrees that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or that are filed or prosecuted in the future by any of the Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties, in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from anyone whomsoever, and that the consideration given for this release is not an admission of liability.

10. Governing Law; Miscellaneous. This Amendment is governed by the Loan Agreement, including the rules of construction provided in Section 1.03 and the miscellaneous provisions of Article X thereof. Unless stated otherwise, (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, and (c) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

[SIGNATURE PAGES ATTACHED]

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THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT is executed and delivered by the undersigned effective as of the Effective Date.

● BORROWERS”

GREYSTONE LOGISTICS, INC., an
Oklahoma corporation

By:	/s/ Warren F. Kruger
Warren F. Kruger, President/CEO

GREYSTONE MANUFACTURING, L.L.C.,
an Oklahoma limited liability company

By:	/s/ Warren F. Kruger
Warren F. Kruger, Manager

SIGNATURE PAGE

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT is executed and delivered by the undersigned effective as of the Effective Date.

● GUARANTORS”

By:	/s/ Warren F. Kruger
Warren K. Kruger

By:	/s/ Robert B. Rosene, Jr.
Robert B. Rosene, Jr.

SIGNATURE PAGE

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT is executed and delivered by the undersigned effective as of the Effective Date.

“LENDER”

INTERNATIONAL BANK OF COMMERCE,
an Oklahoma state banking corporation

By:	/s/ Kenneth Skillman
Kenneth Skillman, President - Tulsa

SIGNATURE PAGE

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT